Exhibit 10.4

AMENDMENT OF OPTION AGREEMENT

This Amendment to Stock Option Agreement (“Amendment”) is entered into as of November 30, 2020 by and between Mission Broadcasting, Inc. (“Mission”), Dennis Thatcher (“Thatcher”), Nancie J. Smith (“Smith”), and Nexstar Broadcasting, Inc. (“Nexstar”).  Each of the foregoing may be referred to herein as a “party” and collectively as the “parties.”

WHEREAS, Mission is the Federal Communications Commission (“FCC”) licensee of television broadcast stations located throughout the United States (the “Station”).

WHEREAS, Nexstar, Mission, Thatcher and Smith are parties that certain Stock Option Agreement dated as of November 29, 2011, as amended November 15., 2019, which outlines the terms and conditions upon which Nexstar may purchase the stock of Mission from Smith and Thatcher consistent with the rules and written policies of the FCC (the “Option Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Option Agreement.

WHEREAS, the Option Agreement’s expiration date is November 30, 2020

WHEREAS, the parties desire to extend the Option Agreement for an additional eight (8) year term.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Option Expiration Date. The parties hereby agree to extend the expiration date of the Option Agreement to November 30, 2028.

2.

No Other Amendment.  No terms of the Stock Option Agreement, other than the Option Expiration Date, are amended or modified by this Amendment, and the Stock Option Agreement, as so extended hereby, remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

MISSION BROADCASTING, INC.NEXSTAR BROADCASTING, INC.

By:	/s/ Dennis Thatcher	By:	/s/ Thomas E. Carter
	Dennis Thatcher		Thomas E. Carter
	President		EVP & Chief Financial Officer

	/s/ Dennis Thatcher		/s/ Nancie J. Smith
	Dennis Thatcher		Nancie J. Smith